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                                                                   EXHIBIT 10.17

                                  AMENDMENT TO
                              INFOCURE CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

         Pursuant to the power reserved in Section 16 of the InfoCure Corporation Employee Stock Purchase Plan and in connection with the approval granted by the shareholders of InfoCure Corporation, Section 4, Securities Subject to the Plan, is hereby amended to delete "one hundred thousand (100,000)" from the first sentence thereof and to insert in its place "one hundred fifty thousand (150,000)."

         This Amendment to the InfoCure Corporation Employee Stock Purchase Plan shall be effective as of the date that the shareholders of InfoCure Corporation adopted the Amendment to the Plan.


                                     INFOCURE CORPORATION



                                     By: /s/ James K. Price
                                         ---------------------------------------
                                         James K. Price
                                         Executive Vice President and Secretary

                                     Date: March 30, 2000